UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 9, 2021

Fidelity National Information Services, Inc.
(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)

(904) 438-6000
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Trading	Name of each exchange
Title of each class	Symbol(s)	on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 9, 2021, the Board of Directors of Fidelity National Information Services, Inc. (the “Company”) appointed Bruce Lowthers as the Company’s President. Gary Norcross, previously President of the Company, shall retain the positions of Chairman and Chief Executive Officer of the Company.

Mr. Lowthers, age 56, has served as President, Banking and Merchant Solutions of the Company since February 2020. Prior to that, Mr. Lowthers served as President of Banking Solutions of the Company since August 2019 and was Corporate Executive Vice President and Co- Chief Operating Officer of the former Integrated Financial Solutions segment of the Company since January 2018. Previously, he also served as Executive Vice President of the Global Payments Division from January 2015 until January 2018, Executive Vice President of Retail Payments from January 2013 until January 2015 and head of product sales and global sales operations from September 2008 until January 2013.

Prior to joining the Company, Mr. Lowthers held the position of Senior Vice President of Community Markets for eFunds, where he was responsible for all payment and risk products. Mr. Lowthers also held executive officer positions at four start-up companies prior to joining eFunds.

There are no arrangements or undertakings pursuant to which Mr. Lowthers was selected as President. There are no family relationships among any of the Company’s directors or executive officers and Mr. Lowthers. There are no related party transactions between the Company and Mr. Lowthers.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: March 9, 2021	By:	/s/ Marc M. Mayo
		Name:	Marc M. Mayo
		Title:	Corporate Executive Vice President
and Chief Legal Officer